[Logo] MFS(SM)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND[SM]



MFS(R) Municipal
Income Fund

Annual Report o March 31, 1998

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

[Photo of A. Keith Brodkin]
                               On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

                               Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 10
Federal Tax Information ................................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 33

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED MARCH 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 11.61%, CLASS B SHARES 10.77%, AND CLASS C SHARES 10.75%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND HAS BENEFITED FROM ITS "BARBELL" STRUCTURE OF SHORT-TERM, CALLABLE BONDS OFFSET BY SOME LONGER-TERM SECURITIES.

   o A MAJOR THEME OF THE PAST YEAR HAS BEEN THE FISCAL STRENGTH OF MOST MUNICIPALITIES, WHICH ARE IN THEIR BEST FINANCIAL SHAPE IN MANY YEARS. THEIR RECEIPTS ARE UP, AND THEIR FISCAL RESTRAINT HAS IMPROVED.

   o AS A RESULT OF STRENGTHENING CREDITS, THE YIELD SPREAD BETWEEN THE HIGHEST- AND LOWEST-RATED INVESTMENT-GRADE SECURITIES HAS NARROWED, WHICH HAS ALLOWED LOWER-QUALITY INVESTMENT-GRADE BONDS TO OUTPERFORM.


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

     Jeffrey L. Shames

Dear Shareholders:
As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first few months of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, we also believe we are overdue for a market correction in which prices will remain flat or decline, possibly for an extended period of time. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

April 14, 1998

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of John P. Kihn]
      John P. Kihn

For the 12 months ended March 31, 1998, Class A shares of the Fund provided a total return of 11.61%, Class B shares 10.77%, and Class C shares 10.75%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 10.70% return for the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of national municipal bond investments rated "Baa" or higher, and to a 10.61% return for the average general municipal debt fund as reported by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT DO YOU SEE AS SOME OF THE THINGS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The Fund has been helped in part by its structure. We have a lot of short-term, callable bonds in the portfolio, along with some offsetting longer-term securities, which makes for what we call a "barbell" combination. Also, in the past couple of years there have been a fair number of pre-refundings in the portfolio, with issuers refinancing into new bonds at lower interest rates. These pre-refundings have resulted in the portfolio's quality rising somewhat, so we now have a reasonably large weighting in high-quality holdings, particularly in "AAA"-rated bonds.

Q.  HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OF THE PAST YEAR?

A. Interest rates generally declined in 1997 after fluctuating at the beginning of the year. We've seen a similar trend so far this year. Despite the general choppiness, there's been a slight downward bias in interest-rate movements, particularly in the Treasury and municipal markets, in both of which we've seen a flattening yield curve that has caused longer-term yields to approach short-term yields. Interest-rate levels reflect inflation expectations; the flattening yield curve reflects a slowing economy.

Q.  WHAT ABOUT THE MUNICIPAL MARKET? HOW WOULD YOU DESCRIBE THAT ENVIRONMENT?

A. One of the biggest themes of the past year or two has been the fiscal strength of most municipalities. With very few exceptions, most of them are in their best financial shape in many years. Their receipts are up and their fiscal restraint has improved, so instead of spending all the money coming in, they seem to be maintaining their reserves. In terms of other sectors, we have liked water and sewer, as well as select electric utilities. Basically, these are required or essential services, and we prefer to skew the portfolio toward such services when we can. We've done well with cyclical holdings because the economy's been strong, but at some point we might want to trade some of the cyclical exposure for more essential services holdings.

Q. HAVE THERE BEEN ANY MAJOR NEW DEVELOPMENTS IN THIS MARKET SINCE THE LAST REPORT?

A. The ratio of credit-rating upgrades to downgrades has been extraordinary. According to Moody's Investors Service, 258 issuers were upgraded, versus 101 downgrades during the last calendar year. You see that occasionally in the corporate market, but it's pretty unusual in the municipal market, in which politics tends to create more spending, not less. For whatever reason, and it may grow out of voting patterns, municipalities have decided they should spend more conservatively. As a result of strengthening credits, the yield spread between the highest- and lowest-rated investment-grade securities has narrowed, which has allowed lower-quality investment-grade bonds to outperform.

Q. WHAT ABOUT THE FUND'S DURATION, OR SENSITIVITY TO CHANGE IN INTEREST RATES? HOW DOES THIS REFLECT YOUR OUTLOOK?

A. Relative to its peers, it's been slightly shorter than neutral. We're trying to get close to neutral. That's a reflection of our outlook on interest rates. If rates go down any more, we don't want to underperform.

Q. COULD YOU TALK ABOUT SOME OF THE LARGEST SECTORS IN THE FUND, AND WHY YOU LIKE THEM?

A. The biggest sector is represented by pre-refunded bonds but, beyond that, housing is pretty big, with multi- and single-family housing representing about 11% of assets. Airlines make up another big area, at about 13%. These are mostly facilities and can include hangars, terminals, and parking garages. Electric and gas utilities represent a big area that's very issuer-specific because of deregulation, with some utilities coming out of deregulation in a stronger position than others.

Q. WHAT ABOUT THE RISE IN BOND INSURANCE? COULD YOU TELL US HOW THIS HAS AFFECTED THE MUNICIPAL MARKET, AND HOW YOU MANAGE THE FUND?

A. A lot of bonds rated "AAA" are covered by bond insurance. Close to half of the Fund's holdings are insured. The insurers have become much bigger players, and they've taken away a lot of the credit plays, which has made it a little more difficult to find good deals.

Q. WHAT DO YOU SEE AS THE BIGGEST RISK TO YOUR PART OF THE MUNICIPAL MARKET AND THE FUND IN COMING MONTHS?

A. The biggest risk is the possibility of changes in interest rates, and we're trying to neutralize the Fund against that. Even though we think interest rates will tend to flatten, or perhaps even go down a little bit, they might not. So we don't think it's prudent to take a great deal of interest-rate risk in the current environment.

Q. LOOKING AHEAD, WHAT KIND OF CHANGES DO YOU SEE IN YOUR INVESTMENT ENVIRONMENT, AND HOW ARE YOU POSITIONING THE FUND FOR THEM?

A. We don't expect spreads between credit qualities to tighten much more from here. We also expect a continuation of the theme of better fiscal restraint at the municipal level. Also, if interest rates go down any more, the declines won't be that dramatic. So in this environment, we think the best way to add value is to accentuate the Fund's advantages, which include its pre-refunded bonds and relatively high yield. At the same time, we're trying to neutralize the Fund's duration to help minimize its exposure to possible changes in interest rates.

    /s/ John P. Kihn

    John P. Kihn
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

   PORTFOLIO MANAGER'S PROFILE

   EFFECTIVE MARCH 4, 1998, THE FUND IS BEING MANAGED BY JOHN P. KIHN, WHO SUCCEEDS GEOFFREY L. SCHECHTER.

   JOHN P. KIHN IS A VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT AND PORTFOLIO MANAGER OF MFS(R) MUNICIPAL INCOME FUND, MFS(R) MUNICIPAL LIMITED MATURITY FUND, AND MFS FLORIDA, NEW YORK, AND TENNESSEE MUNICIPAL BOND FUNDS.

   MR. KIHN JOINED MFS AS A QUANTITATIVE ANALYST IN OCTOBER 1997 AFTER WORKING AS A SENIOR QUANTITATIVE ANALYST WITH A MAJOR INVESTMENT MANAGEMENT FIRM.

   MR. KIHN EARNED A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, BERKELEY IN 1984, A MASTER'S DEGREE IN BUSINESS ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, SANTA BARBARA, AND A DOCTORATE DEGREE IN ACCOUNTING AND FINANCE FROM THE LONDON SCHOOL OF ECONOMICS.

THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. A PROSPECTUS CONTAINING MORE INFORMATION, INCLUDING THE EXCHANGE PRIVILEGE AND ALL CHARGES AND EXPENSES, FOR ANY OTHER MFS PRODUCT IS AVAILABLE FROM YOUR FINANCIAL ADVISER, OR BY CALLING MFS AT 1-800-225-2606. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

   FUND FACTS

   OBJECTIVE:                    SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT
                                 FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH
                                 PRUDENT INVESTING AND PROTECTION OF
                                 SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         DECEMBER 29, 1986

  CLASS INCEPTION:               CLASS A  SEPTEMBER 7, 1993
                                 CLASS B  DECEMBER 29, 1986
                                 CLASS C  JANUARY 3, 1994

  SIZE:                          $383.2 MILLION NET ASSETS AS OF MARCH 31, 1998

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Municipal Income Fund -- Class B shares in comparison to various market indicators. Class B share performance results do not reflect the contingent deferred sales charge (CDSC); benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended March 31, 1998)
[Graphic Omitted]

         MFS          Lehman        Consumer
      Municipal      Brothers        Price
     Income Fund     Municipal       Index
     -- Class B      Bond Index     -- U.S.
--------------------------------------------
3/93   $10,000       $10,000       $10,000
3/94    10,178        10,232        10,251
3/95    10,719        10,992        10,543
3/96    11,349        11,914        10,830
3/97    11,740        12,564        11,142
3/98    13,004        13,908        11,295



GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 1998)

         MFS          Lehman        Consumer
      Municipal      Brothers        Price
     Income Fund     Municipal       Index
     -- Class B      Bond Index     -- U.S.
--------------------------------------------
3/88   $10,000       $10,000       $10,000
3/90    11,882        11,853        11,047
3/92    13,730        14,239        11,957
3/94    15,600        16,394        12,635
3/96    17,395        19,089        13,350
3/98    19,931        22,285        13,923


AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                 1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
Average Annual Total Return     +11.61%       +7.52%       +6.24%       +7.57%
--------------------------------------------------------------------------------
SEC Results                     + 6.31%       +5.79%       +5.21%       +7.05%
--------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                 1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
Average Annual Total Return     +10.77%       +6.65%       +5.39%       +7.14%
--------------------------------------------------------------------------------
SEC Results                     + 6.77%       +5.77%       +5.07%       +7.14%
--------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                 1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
Average Annual Total Return     +10.75%       +6.73%       +5.45%       +7.17%
--------------------------------------------------------------------------------
SEC Results                     + 9.75%       +6.73%       +5.45%       +7.17%
--------------------------------------------------------------------------------

COMPARATIVE INDICES

                                 1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
Average General Municipal Debt
  Fund*                         +10.61%       +7.54%       +6.18%       +8.05%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
  Index**                       +10.70%       +8.16%       +6.82%       +8.34%
--------------------------------------------------------------------------------
Consumer Price Index**#         + 1.38%       +2.32%       +2.47%       +3.37%
--------------------------------------------------------------------------------
 * Source: Lipper Analytical Services, Inc.
** Source: CDA/Wiesenberger.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, along with B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

A and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of B for periods prior to the inception of A and C. Because operating expenses of A are lower than those of B, A performance generally would have been higher than B performance. Operating expenses of C are not significantly different from those of B. The B performance included in the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to
B. The C SEC performance has been adjusted to reflect the lower CDSC generally applicable to C rather than the CDSC generally applicable to B.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 1998

QUALITY RATINGS

               "AAA"                         44.0%
               "AA"                          13.0%
               "A"                            8.2%
               "BBB"                         16.0%
               "BB"                           1.6%
               "B"                            0.9%
               Not Rated                     16.3%

   FEDERAL TAX INFORMATION

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   FOR FEDERAL INCOME TAX PURPOSES, 100% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED MARCH 31, 1998, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

PORTFOLIO OF INVESTMENTS - March 31, 1998

Municipal Bonds - 99.6%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)                    VALUE
-------------------------------------------------------------------------------------------------------
General Obligation - 8.7%
  Chicago, IL, Board of Education, Capital Appreciation,
    AMBAC, 0s, 2015                                                    $ 1,500             $    601,860
  Commonwealth of Massachusetts, 7s, 2007                                  725                  799,740
  Crowley, TX, Independent School District, Capital
    Appreciation, FGIC, 0s, 2015                                         3,690                1,511,387
  Harris County, TX, Capital Appreciation Refunding,
    MBIA, 0s, 2016                                                       8,000                3,030,400
  Lewisville, TX, Independent School District, PSF, 0s, 2019             2,500                  809,350
  New Orleans, LA, AMBAC, 0s, 2015                                       3,000                1,250,910
  New York City, NY, 8.2s, 2003                                          4,175                4,798,703
  New York City, NY, 8.2s, 2003                                            825                  937,192
  New York City, NY, 7.5s, 2008                                          1,350                1,504,373
  Northwest Texas Independent School District, AMBAC,
    0s, 2011                                                             3,000                1,558,800
  Shelby County, TN, Capital Appreciation Refunding, 0s, 2013            3,000                1,409,820
  State of Texas, 7.625s, 2018                                          14,405               15,235,016
                                                                                           ------------
                                                                                           $ 33,447,551
-------------------------------------------------------------------------------------------------------
  State and Local Appropriation - 1.8%
    New York Dormitory Authority Rev. (City University),
      7.5s, 2010                                                       $ 2,500             $  3,084,575
    New York Medical Care Facilities Finance Agency (Mental
      Health Services), 7.875s, 2008                                       235                  258,335
    New York Medical Care Facilities Finance Agency (Mental
      Health Services), 7.75s, 2020                                        290                  313,041
    New York Medical Care Facilities Finance Agency (Mental
      Health Services), 7.5s, 2021                                         205                  225,953
    Philadelphia, PA, Regional Port Authority Lease Rev.,
      MBIA, MVRICS, 8.37s, 2020(++)                                      2,500                2,899,825
                                                                                           ------------
                                                                                           $  6,781,729
-------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 23.3%
  Adams County, CO, Single Family Mortgage Rev.,
    8.875s, 2011                                                       $ 2,510             $  3,471,606
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
    Street), 8.125s, 2000                                                  890                  995,340
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
    Street), 8.25s, 2000                                                 1,000                1,121,480
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, MVRICs, 9.271s, 2021(++)                     1,500                1,799,325
  Colquitt County, GA, Development Authority Rev.,
    "A", 0s, 2021                                                        5,725                1,626,759
  Colquitt County, GA, Development Authority Rev.,
    "C", 0s, 2021                                                        2,815                  799,882
  Commonwealth of Massachusetts, 7s, 2007                                1,865                2,060,266
  Fredericksburg, VA, Industrial Development Authority,
    Hospital Facilities Rev., FGIC, INFLOS, 8.358s, 2023(++)             1,500                1,788,975
  Illinois Education and Facilities Authority, 8.75s, 2015                  60                   61,286
  Massachusetts Health & Education Facilities Authority
    (New England Deaconess Hospital), 6.875s, 2022                       3,000                3,348,990
  Massachusetts Health & Education Facilities Authority
    (Suffolk University), 8s, 2000                                       1,000                1,097,540
  Massachusetts Industrial Finance Agency, Tunnel Rev
    (Mass. Turnpike), 9s, 2020                                           2,800                3,169,180
  Massachusetts Water Resources Authority, 7.625s, 2000                  3,200                3,482,592
  New York City, NY, 8.25s, 2001                                         4,140                4,765,388
  New York Local Government Assistance Corp., 7.25s, 2001                2,750                3,040,455
  New York Medical Care Facilities Finance Agency,
    7.75s, 2000                                                          1,765                1,917,231
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.875s, 2000                                       1,180                1,303,676
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.875s, 2000                                       5,180                5,722,916
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.5s, 2001                                         1,795                1,990,296
  New York Urban Development Corp., 7.75s, 2000                          5,000                5,410,150
  New York Urban Development Corp., 7.5s, 2001                           2,500                2,781,500
  New York Urban Development Corp. (Correctional
    Facilities), 7.3s, 2002                                              2,340                2,633,108
  Pennsylvania Industrial Development Authority Rev.,
    7s, 2001                                                             7,000                7,710,430
  Richmond County, GA, Development Authority Rev., 0s, 2021              8,450                2,401,068
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2004                                             3,000                2,336,340
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2005                                             1,800                1,337,688
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2009                                             6,750                4,097,520
  Savannah, GA, Economic Development Authority, 0s, 2021                 6,125                1,740,419
  Texas Turnpike Authority (Houston Ship Channel Bridge),
    12.625s, 2002                                                        3,000                4,009,140
  Washington Public Power Supply System Rev
    (Nuclear Project #1), 14.375s, 2001                                    805                  943,017
  Washington Public Power Supply System Rev
    (Nuclear Project #2), 7.375s, 2000                                   5,355                5,830,738
  Washington Public Power Supply System Rev
    (Nuclear Project #3), 7s, 2011                                       4,050                4,377,524
                                                                                           ------------
                                                                                           $ 89,171,825
-------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 13.1%
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (American Airlines), 7.875s, 2025                  $ 3,500             $  3,813,530
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.4s, 2018                        1,920                2,044,877
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                       2,780                3,122,106
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                       6,165                6,923,665
  Cleveland, OH, Airport Special Facilities Rev
    (Continental Airlines), 5.7s, 2019(S)(S)                             1,000                  976,710
  Cleveland, OH, Airport Special Facilities Rev
    (Continental Airlines), 9s, 2019                                     4,300                4,714,993
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                          1,000                1,178,750
  Dallas-Fort Worth, TX, International Airport (American
    Airlines), 7.5s, 2025                                                5,000                5,409,350
  Denver, CO, City & County Airport Rev., 8.75s, 2023                    1,260                1,469,777
  Denver, CO, City & County Airport Rev., 8.75s, 2023                    3,490                4,064,629
  Hawaii Airports Systems Rev., FGIC, 7.5s, 2020                         5,350                5,790,091
  Hillsborough County, FL, Aviation Authority Rev
    (USAir), 8.6s, 2022                                                  2,000                2,278,320
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                         1,000                1,106,260
  Louisville & Jeff County, KY, Regional Airport
    Authority, "A", MBIA, 6.5s, 2017                                     3,000                3,368,580
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                                              3,500                3,795,015
                                                                                           ------------
                                                                                           $ 50,056,653
-------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 15.0%
  Austin, TX, Utility Systems Rev., AMBAC, 0s, 2010                    $ 7,500             $  4,062,600
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2011(S)(S)             3,325                3,911,995
  Austin, TX, Utility Systems Rev., FGIC, 0s, 2018                      10,000                3,547,900
  Chelan County, WA, Public Utility District No. 1
    (Columbia River Rock Island Hydroelectric), MBIA, 0s, 2024          10,000                2,525,900
  Chicago, IL, Gas Supply Rev. (People's Gas), 8.1s, 2020                2,000                2,178,480
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.9s, 2032                                               1,000                1,015,010
  Georgia Municipal Electric Power Authority Rev.,
    MBIA,  6.375s, 2016                                                  2,000                2,331,380
  Georgia Municipal Electric Power Authority Rev.,
    MBIA-IBC, 6.5s, 2020                                                 7,350                8,682,702
  Midland, MI, Environmental Development Authority,
    Pollution Control Rev. (Midland Cogeneration), 9.5s, 2009            2,000                2,208,340
  North Carolina Eastern Municipal Power Agency,
    MBIA-IBC,  7s, 2007                                                  3,250                3,801,980
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                                1,000                1,030,140
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                           6,000                6,617,820
  Southern Minnesota Municipal Power Agency, MBIA, 0s, 2020             13,500                4,404,375
  Southern Minnesota Municipal Power Agency, MBIA, 0s, 2021             10,660                3,303,108
  Southern Minnesota Municipal Power Agency, MBIA, 0s, 2025              6,400                1,592,512
  Texas Municipal Power Agency Rev., AMBAC, 0s, 2011                     5,930                3,050,392
  Washington Public Power Supply System Rev., MBIA,
    BIGI, 0s, 2013                                                       4,000                1,848,520
  Washington Public Power Supply System Rev., MBIA,
    BIGI, 0s, 2014                                                       3,350                1,460,098
                                                                                           ------------
                                                                                           $ 57,573,252
-------------------------------------------------------------------------------------------------------
Health Care Revenue - 2.9%
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001###                       $    85             $     83,695
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                              140                  135,506
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                             505                  480,169
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                             1,130                1,071,364
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                              1,495                1,612,133
  Gadsden County, FL, Industrial Development Authority
    (RHA/FLA Properties), 10.45s, 2018                                   1,900                1,941,781
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                           1,368                  367,738
  Millbrae, CA, Residential Facility (Magnolia Of
    Millbrae), 7.375s, 2027                                              1,000                1,035,740
  Montgomery County, PA, Industrial Development
    Authority, Health Facilities Rev. (AHF/Ambler), 8.5s, 2023             300                  337,356
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 6.5s, 2019                                          1,000                1,079,290
  Tennessee Veterans Home Board Rev. (Humboldt),
    6.75s, 2021                                                          1,000                1,107,930
  Torrance, CA, Hospital Rev., 6.875s, 2015                              1,695                1,842,414
                                                                                           ------------
                                                                                           $ 11,095,116
-------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 6.7%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev
    (Bethlehem Steel), 8s, 2024                                        $ 3,000             $  3,397,920
  Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw
    Environmental), 7.45s, 2017                                          2,500                2,772,925
  Dayton, OH, Special Facilities Rev. (Emery Air
    Freight), 12.5s, 2009                                                1,000                1,071,910
  East Chicago, IN, Exempt Facilities Rev
    (Inland Steel  Co.), 6.7s, 2012                                      2,070                2,302,709
  Erie County, PA (International Paper), 7.875s, 2016                    1,200                1,307,556
  Lake Charles, LA, Harbor & Terminal District Port
    (Occidental Petroleum), 7.2s, 2020                                   1,000                1,111,200
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.4s, 2026                                  5,150                5,769,339
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.2s, 2027                                  1,000                1,117,530
  Northampton County, PA, Industrial Development
    Authority (Bethlehem Steel), 7.55s, 2017                             1,200                1,347,852
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014              2,000                2,307,680
  Port of New Orleans, LA (Continental Grain Co.), 7.5s, 2013            1,000                1,106,330
  West Side Calhoun County, TX, Navigation District
    (Union Carbide), 8.2s, 2021                                          2,000                2,214,420
                                                                                           ------------
                                                                                           $ 25,827,371
-------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 3.1%
  Henrico County, VA, Industrial Development Authority Rev
    (Bon Secours), FSA, RIBS, 7.651s, 2027(++)                         $ 5,000             $  6,163,900
  Jefferson County, KY, Hospital Rev. (Alliant Health
    System), MBIA, INFLOS, 9.09s, 2014(++)                               1,500                1,775,685
  Mississippi Hospital Equipment & Facilities Authority Rev
    (Rush Medical Foundation), Connie Lee, 6.7s, 2018                    1,000                1,089,340
  Rio Grande Valley, TX, Health Facilities Development
    Corp., MBIA, 7.71s, 2015(S)                                          2,800                3,023,468
                                                                                           ------------
                                                                                           $ 12,052,393
-------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.1%
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                           $ 1,000             $  1,147,390
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                               610                  643,983
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027                                                 380                  392,001
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                    2,750                2,949,127
  Eaglebend, CO, Affordable Housing Corp., 6.2s, 2012                    1,000                1,055,520
  Maryland Community Development Administration, 8.5s, 2028              3,000                3,037,500
  Pennsylvania Housing Finance Agency, 7.6s, 2013                        1,000                1,075,820
  Texas Department of Housing & Community Affairs,
    10s, 2026                                                            2,310                2,385,791
  Vermont Housing Finance Agency, 8.375s, 2020                           2,645                2,749,663
  Wisconsin Housing & Economic Development Authority,
    7.2s, 2013                                                           4,000                4,259,280
                                                                                           ------------
                                                                                           $ 19,696,075
-------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.4%
  Metropolitan Pier & Exposition Authority, IL, MBIA, 0s, 2016         $ 8,400             $  3,254,496
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2025            1,000                  234,190
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2027            1,500                  311,700
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2028            5,800                1,142,948
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2029            1,730                  323,302
                                                                                           ------------
                                                                                           $  5,266,636
-------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 6.4%
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s, 2009               $ 3,210             $  1,450,760
  Colorado Housing Finance Authority, 6.875s, 2028                       1,000                1,110,040
  Cook County, IL, Single Family Housing Rev., 0s, 2015                  5,415                  828,224
  De Kalb, IL, Single Family Mortgage Rev., GNMA,
    7.45s, 2009###                                                         200                  219,436
  Harris County, TX, Housing Finance Corp., 9.625s, 2003                   195                  198,475
  Harris County, TX, Housing Finance Corp., 9.875s, 2014                   315                  320,613
  Kentucky Housing Corp., FHA, 7.45s, 2023                               4,190                4,430,464
  Mississippi Home Corp., GNMA, 7.1s, 2023                                 610                  654,829
  New Hampshire Housing Finance Authority, 7.2s, 2010                    5,670                6,044,277
  Tennessee Housing Development Agency, 0s, 2017                         3,445                1,153,214
  Utah Housing Finance Agency, 8.625s, 2019                                585                  599,022
  Utah Housing Finance Agency, 9.125s, 2019                                 50                   52,345
  Utah Housing Finance Agency, 9.25s, 2019                                  50                   52,351
  Utah State Housing Finance Agency, 6.3s, 2028                          2,000                2,121,620
  West Virginia Housing Development Fund, 7.85s, 2014                    5,185                5,360,771
                                                                                           ------------
                                                                                           $ 24,596,441
-------------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.7%
  Pennsylvania State Higher Educational Assistance
    Agency, RIBS, AMBAC, 9.48s, 2026(++)                               $ 5,500             $  6,379,010
-------------------------------------------------------------------------------------------------------
Turnpike Revenue - 3.7%
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 2005, 7.15s to 2012                          $ 5,000             $  3,768,150
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 2005, 7.15s to 2013                            5,000                3,790,350
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2030                                             5,000                  867,850
  Indiana Transportation Finance Authority Highway,
    Highway Rev., AMBAC, 0s, 2018                                        5,250                1,840,177
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016                   1,450                1,713,306
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2014                                             5,000                2,259,850
                                                                                           ------------
                                                                                           $ 14,239,683
-------------------------------------------------------------------------------------------------------
Universities - 1.3%
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2026                               $ 2,000             $  2,198,660
  New Hampshire Higher Education & Health Facilities
    Authority Rev. (New Hampshire College), 6.375s, 2027                 1,435                1,511,256
  St. Joseph County, IN, Educational Facilities Rev
    (University of Notre Dame), 6.5s, 2026                               1,000                1,226,580
                                                                                           ------------
                                                                                           $  4,936,496
-------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.1%
  Massachusetts Water Resources Authority, 6.5s, 2019                  $ 7,495             $  9,103,877
  Pittsburgh, PA, Water & Sewer Authority, FGIC, 0s, 2017                2,300                  841,409
  Pittsburgh, PA, Water & Sewer Authority, FGIC, 0s, 2018                2,300                  795,754
  Salt Lake County, UT, Water Conservancy District Rev.,
    AMBAC, 0s, 2008                                                      2,100                1,291,038
  Salt Lake County, UT, Water Conservancy District Rev.,
    AMBAC, 0s, 2009                                                      3,800                2,198,148
  Westmoreland County, PA, Municipal Authority, FGIC, 0s, 2022           5,000                1,435,250
                                                                                           ------------
                                                                                           $ 15,665,476
-------------------------------------------------------------------------------------------------------
Other - 1.3%
  Illinois State Dedicated Tax (Civic Center), AMBAC, 0s, 2016         $ 5,000             $  1,897,800
  Martha's Vineyard, MA, Land Bank (Land Acquisition),
    8.125s, 2011                                                         1,800                1,956,960
  Massachusetts Health & Education Facilities Authority
    (Learning Center for Deaf Children), 9.25s, 2014                       900                  958,383
                                                                                           ------------
                                                                                           $  4,813,143
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $336,534,023)                                          $381,598,850
Other Assets, Less Liabilities - 0.4%                                                         1,598,274
-------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                        $383,197,124
-------------------------------------------------------------------------------------------------------
   ### Security segregated as collateral for an open futures contract.
   (S) Indexed security.
(S)(S) When-issued security. At March 31, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.
  (++) Inverse floating rate security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
MARCH 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $336,534,023)       $381,598,850
  Cash                                                               3,310
  Receivable for daily variation margin on open futures
    contracts                                                       54,688
  Receivable for Fund shares sold                                1,631,423
  Receivable for investments sold                                1,366,428
  Interest receivable                                            6,127,471
  Other assets                                                       3,690
                                                              ------------
    Total assets                                              $390,785,860
                                                              ------------
Liabilities:
  Cash overdraft                                              $  1,653,269
  Distributions payable                                            733,556
  Payable for Fund shares reacquired                               493,173
  Payable for when-issued investments purchased                  4,476,195
  Payable to affiliates -
    Management fee                                                  22,671
    Distribution and service fee                                    19,719
    Administrative fee                                                 468
  Accrued expenses and other liabilities                           189,685
                                                              ------------
      Total liabilities                                       $  7,588,736
                                                              ------------
Net assets                                                    $383,197,124
                                                              ============

Net assets consist of:
  Paid-in capital                                             $348,320,614
  Unrealized appreciation on investments                        45,028,065
  Accumulated net realized loss on investments                 (10,465,843)
  Accumulated undistributed net investment income                  314,288
                                                              ------------
      Total                                                   $383,197,124
                                                              ============
Shares of beneficial interest outstanding                      42,602,476
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $189,055,679 / 21,031,460 shares of
     beneficial interest outstanding)                            $8.99
                                                                 =====
  Offering price per share (100 / 95.25)                         $9.44
                                                                 =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $172,338,972 / 19,150,440 shares of
     beneficial interest outstanding)                            $9.00
                                                                 =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $21,802,473 / 2,420,576 shares of
     beneficial interest outstanding)                            $9.01
                                                                 =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
----------------------------------------------------------------------------
YEAR ENDED MARCH 31, 1998
----------------------------------------------------------------------------

Net investment income:
  Interest income                                                $26,016,757
                                                                 -----------
  Expenses -
    Management fee                                               $ 2,841,328
    Trustees' compensation                                            41,610
    Shareholder servicing agent fee                                  486,012
    Distribution and service fee (Class A)                           426,466
    Distribution and service fee (Class B)                         1,992,428
    Distribution and service fee (Class C)                           197,552
    Administrative fee                                                55,640
    Custodian fee                                                    137,641
    Printing                                                          41,827
    Postage                                                           43,758
    Auditing fees                                                     34,749
    Legal fees                                                         6,893
    Miscellaneous                                                    143,888
                                                                 -----------
      Total expenses                                             $ 6,449,792
    Fees paid indirectly                                             (50,303)
                                                                 -----------
      Net expenses                                               $ 6,399,489
                                                                 -----------
        Net investment income                                    $19,617,268
                                                                 -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $ 4,086,509
    Futures contracts                                                 22,448
                                                                 -----------
      Net realized gain on investments                           $ 4,108,957
                                                                 -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $17,586,219
    Futures contracts                                                (36,762)
                                                                 -----------
      Net unrealized gain on investments                         $17,549,457
                                                                 -----------
        Net realized and unrealized gain on investments          $21,658,414
                                                                 -----------
          Increase in net assets from operations                 $41,275,682
                                                                 ===========
See notes to financial statements

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                                     1998                       1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 19,617,268               $ 21,988,427
  Net realized gain (loss) on investments                           4,108,957                 (3,566,000)
  Net unrealized gain (loss) on investments                        17,549,457                 (2,405,366)
                                                                 ------------               ------------
      Increase in net assets from operations                     $ 41,275,682               $ 16,017,061
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (9,235,834)              $ (7,739,363)
  From net investment income (Class B)                             (9,293,144)               (13,259,117)
  From net investment income (Class C)                               (919,039)                  (829,094)
                                                                 ------------               ------------
      Total distributions declared to shareholders               $(19,448,017)              $(21,827,574)
                                                                 ------------               ------------
Net decrease in net assets from Fund share transactions          $(35,966,457)              $(42,149,734)
                                                                 ------------               ------------
      Total decrease in net assets                               $(14,138,792)              $(47,960,247)
Net assets:
  At beginning of period                                          397,335,916                445,296,163
                                                                 ------------               ------------
At end of period (including accumulated undistributed net
  investment income of $314,288 and $153,445, respectively)      $383,197,124               $397,335,916
                                                                 ============               ============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED MARCH 31,                                   YEAR ENDED
                                      ---------------------------------------------------------------------       NOVEMBER 30,
                                         1998            1997            1996           1995        1994+++              1993*
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
 period                                $ 8.50          $ 8.62          $ 8.56         $ 8.56         $ 8.99             $ 9.15
                                       ------          ------          ------         ------         ------             ------

Income from investment operations# -
  Net investment income                $ 0.48          $ 0.49          $ 0.51         $ 0.50         $ 0.15             $ 0.12
  Net realized and unrealized
   gain (loss) on investments            0.49           (0.12)           0.05           0.02          (0.51)             (0.16)
                                       ------          ------          ------         ------         ------             ------
    Total from investment
     operations                        $ 0.97          $ 0.37          $ 0.56         $ 0.52         $(0.36)            $(0.04)
                                       ------          ------          ------         ------         ------             ------

Less distributions declared to
 shareholders -
  From net investment income(++)       $(0.48)         $(0.49)         $(0.50)        $(0.52)        $(0.02)            $(0.11)
  From net realized gain on
   investments                           --              --              --             --            (0.01)              --
  In excess of net realized gain
   on investments(+++)                   --              --              --            (0.00)         (0.04)             (0.01)
                                       ------          ------          ------         ------         ------             ------

    Total distributions declared
     to shareholders                   $(0.48)         $(0.49)         $(0.50)        $(0.52)        $(0.07)            $(0.12)
                                       ------          ------          ------         ------         ------             ------

Net asset value - end of period        $ 8.99          $ 8.50          $ 8.62         $ 8.56         $ 8.56             $ 8.99
                                       ======          ======          ======         ======         ======             ======
Total return(+)                        11.61%           4.28%           6.81%          6.33%        (7.90)%+           (1.80)%+
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.23%           1.31%           1.28%          1.13%          1.07%+             0.76%+
  Net investment income                 5.44%           5.75%           5.75%          6.20%          5.31%+             4.94%+
Portfolio turnover                        23%             30%             23%            25%             9%                30%
Net assets at end of period
 (000 omitted)                       $189,056        $152,039        $121,903        $25,270         $5,595               $461

    * For the period from the inception of Class A, September 7, 1993, through November 30, 1993.
    + Annualized.
  +++ For the four-month period ended March 31, 1994.
    # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0003.
(+++) For the year ended March 31, 1995, the per share distributions in excess of net realized gains were less than $0.01.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    YEAR ENDED
                                                        YEAR ENDED MARCH 31,                                      NOVEMBER 30,
                              ------------------------------------------------------------------------- ----------------------
                                   1998           1997           1996           1995         1994+++         1993         1992
------------------------------------------------------------------------------------------------------------------------------
                                CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value -
 beginning of period             $ 8.51         $ 8.63         $ 8.57         $ 8.56         $ 8.99        $ 8.73       $ 8.50
                                 ------         ------         ------         ------         ------        ------       ------

Income from investment operations# -
  Net investment income          $ 0.42         $ 0.43         $ 0.43         $ 0.44         $ 0.14        $ 0.42       $ 0.47
  Net realized and
   unrealized gain (loss)
   on investments                  0.48          (0.13)          0.06           0.00          (0.51)         0.42         0.26
                                 ------         ------         ------         ------         ------        ------       ------
    Total from investment
     operations                  $ 0.90         $ 0.30         $ 0.49         $ 0.44         $(0.37)       $ 0.84       $ 0.73
                                 ------         ------         ------         ------         ------        ------       ------

Less distributions
 declared to shareholders -
  From net investment
   income                        $(0.41)        $(0.42)        $(0.43)        $(0.43)        $(0.01)       $(0.45)      $(0.48)
  From net realized gain
   on investments                  --             --             --             --            (0.01)        (0.10)        --
  In excess of net
   investment income(++)           --             --            (0.00)          --             --           (0.03)        --
  In excess of net
   realized gain on
   investments                     --             --             --             --            (0.04)         --           --
  From paid-in capital             --             --             --             --             --            --          (0.02)
                                 ------         ------         ------         ------         ------        ------       ------
    Total distributions
     declared to
     shareholders                $(0.41)        $(0.42)        $(0.43)        $(0.43)        $(0.06)       $(0.58)      $(0.50)
                                 ------         ------         ------         ------         ------        ------       ------
Net asset value - end of
 period                          $ 9.00         $ 8.51         $ 8.63         $ 8.57         $ 8.56        $ 8.99       $ 8.73
                                 ======         ======         ======         ======         ======        ======       ======
Total return                     10.77%          3.44%          5.87%          5.32%        (8.97)%+        9.95%        8.82%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                      1.98%          2.11%          2.13%          2.16%          2.24%+        2.11%        2.03%
  Net investment income           4.69%          4.95%          4.90%          5.15%          4.74%+        4.92%        5.50%
Portfolio turnover                  23%            30%            23%            25%             9%           30%          52%
Net assets at end of
 period (000 omitted)          $172,339       $226,138       $306,889       $412,965       $479,478      $518,179     $449,949

   + Annualized.
 +++ For the four-month period ended March 31, 1994.
   # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0003.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                      1991               1990               1989               1988
--------------------------------------------------------------------------------------------------------------------------
                                                          CLASS B
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                      $ 8.25             $ 8.41             $ 8.11             $ 7.67
                                                           ------             ------             ------             ------

Income from investment operations -
  Net investment income                                    $ 0.49             $ 0.49             $ 0.51             $ 0.50
  Net realized and unrealized gain (loss) on
    investments                                              0.25              (0.15)              0.30               0.43
                                                           ------             ------             ------             ------
    Total from investment operations                       $ 0.74             $ 0.34             $ 0.81             $ 0.93
                                                           ------             ------             ------             ------

Less distributions declared to shareholders from
  net investment income                                    $(0.49)            $(0.50)            $(0.51)            $(0.49)
                                                           ------             ------             ------             ------
Net asset value - end of period                            $ 8.50             $ 8.25             $ 8.41             $ 8.11
                                                           ======             ======             ======             ======
Total return                                                9.21%              4.18%             10.24%             12.53%
Ratios (to average net assets)/ Supplemental data:
  Expenses                                                  2.04%              2.05%              2.07%              2.09%
  Net investment income                                     5.82%              5.99%              6.09%              6.38%
Portfolio turnover                                            73%                91%               127%               171%
Net assets at end of period (000 omitted)                $409,084           $379,239           $343,887           $244,825

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                  1998              1997              1996            1995         1994***
-----------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period               $ 8.52            $ 8.64            $ 8.57          $ 8.56          $ 9.07
                                                    ------            ------            ------          ------          ------

Income from investment operations# -
  Net investment income                             $ 0.41            $ 0.43            $ 0.43          $ 0.44          $ 0.09
  Net realized and unrealized gain (loss) on
    investments                                       0.49             (0.12)             0.07            0.01           (0.59)
                                                    ------            ------            ------          ------          ------
    Total from investment operations                $ 0.90            $ 0.31            $ 0.50          $ 0.45          $(0.50)
                                                    ------            ------            ------          ------          ------

Less distributions declared to shareholders
  from net investment income(++)                    $(0.41)           $(0.43)           $(0.43)         $(0.44)         $(0.01)
                                                    ------            ------            ------          ------          ------
Net asset value - end of period                     $ 9.01            $ 8.52            $ 8.64          $ 8.57          $ 8.56
                                                    ======            ======            ======          ======          ======
Total return                                        10.75%             3.62%             5.94%           5.39%        (19.42)%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.98%             2.06%             2.05%           2.09%           2.18%+
  Net investment income                              4.69%             5.00%             4.95%           5.23%           4.62%+
Portfolio turnover                                     23%               30%               23%             25%              9%
Net assets at end of period (000 omitted)          $21,802           $19,159           $16,504         $10,936          $6,393

 *** For the period from the inception of Class C, January 3, 1994, through March 31, 1994.
   + Annualized.
   # Per share data are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0003.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Income Fund (the Fund) is a diversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indexed Securities - The Fund may invest in indexed securities whose value may be linked to interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended March 31, 1998, $8,408 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

At March 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $10,496,623 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on March 31, 2002, ($1,409), March 31, 2003, ($6,517,530), March
31, 2004, ($2,228,612), and March 31, 2005, ($1,749,072).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.30% of the average daily net assets and 6.43% of investment income.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,966 for the year ended March 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $27,449 for the year ended March 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $93,979 for the year ended March 31, 1998. Fees incurred under the distribution plan during the year ended March 31, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $72,905 and $14,451 for Class B and Class C shares, respectively, for the year ended March 31, 1998. Fees incurred under the distribution plan during the year ended March 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 1998, were $185, $249,736, and $11,733 for Class A, Class B, and
Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $88,625,573 and $122,884,564, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $336,541,893
                                                                 ------------

Gross unrealized appreciation                                    $ 46,008,463
Gross unrealized depreciation                                        (951,506)
                                                                 ------------

    Net unrealized appreciation                                  $ 45,056,957
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED MARCH 31, 1998            YEAR ENDED MARCH 31, 1997
                                ----------------------------------   ----------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                          12,070,927       $106,632,791        10,598,452       $ 91,183,934
Shares issued to shareholders
  in reinvestment of
  distributions                         550,723          4,890,595           421,941          3,631,704
Shares reacquired                    (9,471,742)       (83,631,135)       (7,272,704)       (62,547,556)
                                     ----------       ------------        ----------       ------------
    Net increase                      3,149,908       $ 27,892,251         3,747,689       $ 32,268,082
                                     ==========       ============        ==========       ============

Class B Shares
                                         YEAR ENDED MARCH 31, 1998            YEAR ENDED MARCH 31, 1997
                                ----------------------------------   ----------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           1,479,892       $ 13,073,953         1,742,931       $ 15,013,335
Shares issued to shareholders
  in reinvestment of
  distributions                         585,567          5,182,707           885,494          7,626,737
Shares reacquired                    (9,482,528)       (83,714,203)      (11,607,867)       (99,999,564)
                                     ----------       ------------        ----------       ------------
    Net decrease                     (7,417,069)      $(65,457,543)       (8,979,442)      $(77,359,492)
                                     ==========       ============        ==========       ============

Class C Shares
                                         YEAR ENDED MARCH 31, 1998            YEAR ENDED MARCH 31, 1997
                                ----------------------------------   ----------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           1,245,893       $ 10,996,941         1,159,265       $ 10,015,620
Shares issued to shareholders
  in reinvestment of
  distributions                          89,791            789,466            69,652            600,563
Shares reacquired                    (1,164,337)       (10,187,572)         (890,281)        (7,674,507)
                                     ----------       ------------        ----------       ------------
    Net increase                        171,347       $  1,598,835           338,636       $  2,941,676
                                     ==========       ============        ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended March 31, 1998, was $1,942.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include future contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Future Contracts

                                                                      UNREALIZED
DESCRIPTION           EXPIRATION     CONTRACTS         POSITION     DEPRECIATION
--------------------------------------------------------------------------------
Municipal Bond Index   June 1998           125            Short          $36,762

At March 31, 1998, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Municipal Series Trust and Shareholders of
MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the series constituting MFS Municipal Series Trust) as of March 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended March 31, 1998, the four month period ended March 31, 1994, and each of the years in the six-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Fund at March 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 8, 1998

MFS(R) MUNICIPAL INCOME

TRUSTEES                                  SECRETARY
Richard B. Bailey* - Private Investor;    Stephen E. Cavan*
Former Chairman and Director (until
1991), MFS Investment Management          ASSISTANT SECRETARY
                                          James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                          CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of         State Street Bank and Trust Company
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,           AUDITORS
Harvard Medical School                    Deloitte & Touche LLP

The Hon. Sir J. David Gibbons, KBE -      INVESTOR INFORMATION
Chief Executive Officer, Edmund           For MFS stock and bond market
Gibbons Ltd.                              outlooks, call toll free:
                                          1-800-637-4458 anytime from a
Abby M. O'Neill - Private Investor        touch-tone telephone.
                                          For information on MFS mutual funds,
Walter E. Robb, III - President and       call your financial adviser or, for an
Treasurer, Benchmark Advisors, Inc.       information kit, call toll free:
(corporate financial consultants);        1-800-637-2929 any business day from
President, Benchmark Consulting Group,    9 a.m. to 5 p.m. Eastern time (or
Inc. (office services)                    leave a message anytime).

Arnold D. Scott* - Senior Executive       INVESTOR SERVICE
Vice President, Director, and             MFS Service Center, Inc.
Secretary, MFS Investment Management      P.O. Box 2281
                                          Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief      For general information, call toll
Executive Officer, and Director, MFS      free: 1-800-225-2606 any business day
Investment Management                     from 8 a.m. to 8 p.m. Eastern time.
                                          For service to speech- or
J. Dale Sherratt - President, Insight     hearing-impaired, call toll free:
Resources, Inc. (acquisition planning     1-800-637-6576 any business day from
specialists)                              9 a.m. to 5 p.m. Eastern time. (To use
                                          this service, your phone must be
Ward Smith - Former Chairman (until       equipped with a Telecommunications
1994), NACCO Industries (holding          Device for the Deaf.)
company)                                  For share prices, account balances,
                                          and exchanges, call toll free:
INVESTMENT ADVISER                        1-800-MFS-TALK (1-800-637-8255)
Massachusetts Financial Services          anytime from a touch-tone telephone.
 Company
500 Boylston Street                       WORLD WIDE WEB
Boston, MA 02116-3741                     www.mfs.com

DISTRIBUTOR                               [DALBAR Logo] For the fourth year in a
MFS Fund Distributors, Inc.               row, MFS earned a #1 ranking in the
500 Boylston Street                       DALBAR, Inc. Broker/Dealer Survey,
Boston, MA 02116-3741                     Main Office Operations Service Quality
                                          Category. The firm achieved a 3.42
PORTFOLIO MANAGER                         overall score on a scale of 1 to 4 in
John P. Kihn*                             the 1997 survey. A total of 111 firms
                                          responded, offering input on the
TREASURER                                 quality of service they received from
W. Thomas London*                         29 mutual fund companies nationwide.
                                          The survey contained questions about
ASSISTANT TREASURERS                      service quality in 11 categories,
Mark E. Bradley*                          including "knowledge of operations
Ellen Moynihan*                           contact," "keeping you informed," and
James O. Yost*                            "ease of doing business" with the
                                          firm.

*Affiliated with the Investment Adviser

MFS(R) Municipal                                                  --------------
Income Fund                                                          Bulk Rate
                                                                   U.S. Postage
[Logo] MFS(SM)                                                         Paid
INVESTMENT MANAGEMENT                                                  MFS
WE INVENTED THE MUTUAL FUND(SM)                                   --------------

500 Boylston Street
Boston, MA 02116-3741

[DALBAR LOGO]



(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                       MMI-2 5/98 26M 02/202/302